UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2018

CHRISTOPHER & BANKS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-31390	06-1195422
(Commission File Number)	(IRS Employer Identification No.)

2400 Xenium Lane North
Plymouth, Minnesota 55441
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (763) 551-5000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a)	The Annual Meeting of Christopher & Banks Corporation (the "Company") was held on June 13, 2018.

(b)
There were 38,077,635 shares of common stock outstanding and entitled to vote at the Annual Meeting, and 30,195,310 of those shares (79.29%) were represented in person or by proxy, at the Annual Meeting.

Five items of business were considered by stockholders at the Annual Meeting:

•	the election of seven directors to serve until the 2019 Annual Meeting of Stockholders and until their successors are duly elected and qualified;

•	an advisory vote on executive compensation as described in the Annual Meeting proxy statement (the "Say-on-Pay" vote);

•	approval of the Company's 2018 Stock Incentive Plan (the "2018 Stock Plan");

•	approval of the Company's amended and restated 2013 Directors' Equity Incentive Plan (the "Directors' Plan"), including an increase in the number of shares authorized under the Directors' Plan; and

•
ratification of the selection by the Audit Committee of the Board of Directors of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending February 2, 2019.

The results of the voting on the election of director-nominees were as follows:

Nominee	Votes For (% of Voted Shares)	Votes Against (% of Voted Shares)	Abstentions (% of Outstanding Shares)	Broker Non-Votes (% of Outstanding Shares)
Jonathan Duskin	18,683,417	849,219	145,654	10,517,020
	95.7%	4.3%	0.4%	27.6%
Seth R. Johnson	18,671,411	861,018	145,861	10,517,020
	95.6%	4.4%	0.4%	27.6%
Keri L. Jones	18,724,419	844,568	109,303	10,517,020
	95.7%	4.3%	0.3%	27.6%
Kent A. Kleeberger	18,689,379	842,692	146,219	10,517,020
	95.7%	4.3%	0.4%	27.6%
William F. Sharpe, III	18,728,179	855,591	94,520	10,517,020
	95.6%	4.4%	0.2%	27.6%
Joel N. Waller	18,545,850	888,025	244,415	10,517,020
	95.4%	4.6%	0.6%	27.6%
Laura A. Weil	18,635,637	862,237	180,416	10,517,020
	95.6%	4.4%	0.5%	27.6%

Accordingly, each of the seven director-nominees was elected as a director to serve until the 2019 Annual Meeting of Stockholders.

The results of the voting on the advisory "Say-on-Pay" vote were as follows:

Votes For (% of Voted Shares)	Votes Against (% of Voted Shares)	Abstentions (% of Outstanding Shares)	Broker Non-Votes (% of Outstanding Shares)
18,440,019	1,133,439	104,832	10,517,020
94.2%	5.8%	0.3%	27.6%

Accordingly, a majority of votes cast on the advisory "Say-on-Pay" vote were "FOR" approval of the executive compensation as described in the Annual Meeting proxy statement.

The results of the voting on the approval of the Company's 2018 Stock Plan were as follows:

Votes For (% of Voted Shares)	Votes Against (% of Voted Shares)	Abstentions (% of Outstanding Shares)	Broker Non-Votes (% of Outstanding Shares)
17,691,042	1,948,362	38,886	10,517,020
90.1%	9.9%	0.1%	27.6%

Accordingly, a majority of votes cast on the approval of the 2018 Stock Plan vote were "FOR" as described in the Annual Meeting proxy statement and the Plan was adopted.

The results of the voting on the approval of the Company's amended and restated Directors' Plan were as follows:

Votes For (% of Voted Shares)	Votes Against (% of Voted Shares)	Abstentions (% of Outstanding Shares)	Broker Non-Votes (% of Outstanding Shares)
17,795,986	1,837,742	44,562	10,517,020
90.6%	9.4%	0.1%	27.6%

Accordingly, a majority of votes cast on the Company's amended and restated Directors' Plan vote were "FOR" as described in the Annual Meeting proxy statement and the Plan was adopted.

The results of the voting on the ratification of the selection of Deloitte & Touche LLP as the Company's independent public accounting firm for the fiscal year ending February 2, 2019 were as follows:

Votes For (% of Voted Shares)	Votes Against (% of Voted Shares)	Abstentions (% of Outstanding Shares)
29,820,642	39,637	335,031
99.9%	0.1%	0.9%

Accordingly, a majority of votes cast on the ratification of the auditors were in favor of the proposal and thus the selection of Deloitte & Touche LLP as the Company's independent registered public accounting firm was ratified.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHRISTOPHER & BANKS CORPORATION

Date: June 18, 2018	By:	/s/ Luke R. Komarek
Luke R. Komarek
Senior Vice President, General Counsel

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